SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2007

ENVIRONMENTAL ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12914	43-1953030
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3350 Americana Terrace, Suite 215

Boise, Idaho 83706

 (Address of principal executive offices) (Zip Code)

(208) 287-4471

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 8 – Other Events

Item 8.01  Other Events

On February 15, 2007, Environmental Energy Services, Inc. (“EES”) received a letter from James J. Hines, IV, which notified EES that Mr. Hines intended to commence a cash tender offer to purchase all shares of EES common stock for $0.09 per share.  EES’s board of directors met on February 20, 2007 to consider the offer, and decided to reject the offer on the grounds that the price offered did not reflect the true value of EES’s common stock, and that the offer did not disclose the amount of time it would take the close the transaction, and all material conditions and contingencies to closing, including particularly any conditions pertaining to funding of the purchase price.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired:  Not applicable.

(b)

Pro Forma Financial Information:  Not applicable.

(c)

Exhibits:

Regulation S-B No.	Description
99.1	Letter dated February 15, 2007 from James J. Hines, IV to Environmental Energy Services, Inc.
99.2	Letter dated February 22, 2007 from Environmental Energy Services, Inc. to James J. Hines, IV

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENVIRONMENTAL ENERGY SERVICES, INC.
Date: February 22, 2007	/s/ A. Leon Blaser
By: A. Leon Blaser, Chief Executive Officer

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